Exhibit 24.1

PANBELA THERAPEUTICS, INC.

Power of Attorney

The undersigned director of Panbela Therapeutics, Inc., a Delaware corporation, does hereby make, constitute and appoint Jennifer K. Simpson and Susan Horvath, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2021, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of March 2022.

/s/ Michael T. Cullen
Michael T. Cullen

PANBELA THERAPEUTICS, INC.

Power of Attorney

The undersigned director of Panbela Therapeutics, Inc., a Delaware corporation, does hereby make, constitute and appoint Jennifer K. Simpson and Susan Horvath, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2021, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of March 2022.

/s/ Arthur J. Fratamico
Arthur J. Fratamico

PANBELA THERAPEUTICS, INC.

Power of Attorney

The undersigned director of Panbela Therapeutics, Inc., a Delaware corporation, does hereby make, constitute and appoint Jennifer K. Simpson and Susan Horvath, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2021, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of March 2022.

/s/ Suzanne Gagnon
Suzanne Gagnon

PANBELA THERAPEUTICS, INC.

Power of Attorney

The undersigned director of Panbela Therapeutics, Inc., a Delaware corporation, does hereby make, constitute and appoint Jennifer K. Simpson and Susan Horvath, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2021, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of March 2022.

/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen

PANBELA THERAPEUTICS, INC.

Power of Attorney

The undersigned director of Panbela Therapeutics, Inc., a Delaware corporation, does hereby make, constitute and appoint Jennifer K. Simpson and Susan Horvath, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2021, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of March 2022.

/s/ Paul W. Schaffer
Paul W. Schaffer

PANBELA THERAPEUTICS, INC.

Power of Attorney

The undersigned director of Panbela Therapeutics, Inc., a Delaware corporation, does hereby make, constitute and appoint Jennifer K. Simpson and Susan Horvath, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2021, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 24th day of March 2022.

/s/ D. Robert Schemel
D. Robert Schemel